Exhibit 10.5

EXECUTION COPY

NEITHER THIS COMMON STOCK PURCHASE WARRANT (“THIS WARRANT”) NOR THE SECURITIES ISSUBALE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT PURSUANT (A) TO THE TERMS OF THIS WARRANT, (B) TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

FOUR RIVERS BIOENERGY INC.

COMMON STOCK PURCHASE WARRANT

(Subject to transfer restrictions.)

Date of Original Issuance: April 6, 2009                                                    Number of Warrant Shares: 200,000

1.

Warrant.

FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, Four Rivers BioEnergy, Inc., a corporation incorporated under the laws of the State of Nevada (together with its successors and assigns, the “Company”), hereby grants to BlueCrest Strategic Limited (the “Holder”), the right to purchase up to 200,000 shares of common stock, par value $0.001 per share (the “Common Stock”), from the Company (each such share a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price of $8.00 per share, as adjusted from time to time as provided in Section 5 (the “Exercise Price”), at any time and from time to time after the date hereof and through and including 5:00 p.m., New York City time, on 31 December 2012 (the “Expiration Date”).

This warrant (“the Warrant”) is being issued in connection with that certain Subscription and Shareholders Agreement relating to BF Group Holdings Limited, a company incorporated in England and Wales under number 6831250 (“BF”), dated April 6, 2009 (the “Shareholders Agreement”), and certain provision of that agreement require the exercise of this Warrant and restrict its transfer.

Capitalized terms not otherwise defined in this Warrant shall have the meaning given to them in the Shareholders Agreement.

2.

Exercise.

2.1

Exercise Form.  In order to exercise this Warrant, the Notice of Exercise in the form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price for the Warrant Shares being purchased. Payment of the Exercise Price shall only be paid in cash, by specie, certified check or wire transfer and no other consideration of any kind or nature. If this Warrant shall not be exercised at or before 5:00 p.m., New York City time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2

Mandatory Exercise Requirement. The Holder agrees that in connection with the “Put Option” as defined in and as provided in the Shareholders Agreement, it will exercise this Warrant in accordance with the terms hereof, to the extent such Warrant has not been partially exercised before the exercise of the Put Option.

2.3

Legend.  Each certificate for Warrant Shares issued under this Warrant shall bear a legend as follows, unless such Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE LAW. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.”

3.

Transfer.

3.1

General Restrictions.  The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant to anyone except (i) to any “Permitted Transferee” (as defined in the Shareholders Agreement), (ii) pursuant to the provisions of Clause 7.2.2 of the Shareholders Agreement, or (iii) to a transferee of “Shares” (as defined in the Shareholders Agreement) from the Holder or a Permitted Transferee (as defined in the Shareholders Agreement) or a “BlueCrest Fund” (as defined in the Shareholders Agreement) pursuant to and in accordance with Article 8.10 of the articles of association of BF, in each case (a) in accordance with the Shareholders Agreement and/or the articles of association of BF, as applicable, and (b) upon compliance with, or pursuant to exemptions from, applicable Federal, national, state, provincial and local securities laws.  In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith.  The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants substantially similar in all material terms to the appropriate assignee(s) expressly evidencing the right and obligation to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2

Restrictions Imposed by the Securities Act.  This Warrant, subject to the terms hereof and the Shareholders Agreement, and the Warrant Shares underlying this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such securities may be transferred without compliance with the registration requirements under Section 5 of the Securities Act, which opinion is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Warrant Shares has been filed by the Company and declared effective by the Securities and Exchange Commission.  For an abundance of clarity, the Company has no obligation to prepare, file, have declared effective or maintain as effective any registration of this Warrant and the Warrant Shares for transfer or otherwise, with any governmental authority.

4.

New Warrants to be Issued.

4.1

Partial Exercise or Transfer.  Subject to the restrictions set forth herein, this Warrant may be exercised or assigned in whole or in part.  In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and satisfaction of any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant or Warrants substantially similar in all material terms to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

4.2

Lost Certificate.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant or Warrants substantially similar in all material terms and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.

Adjustments.

5.1

Adjustments to Exercise Price and Number of Securities.  The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

5.1.1

Stock Dividends - Recapitalization, Reclassification, Split-Ups.  If after the date hereof, and subject to the provisions of Section 5.2, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

5.1.2

Aggregation of Shares.  If after the date hereof, and subject to the provisions of Section 5.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

5.1.3

Adjustments in Exercise Price.  Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 5.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

5.1.4

Replacement of Securities upon Reorganization, etc.   In case the Company at any time prior to the Expiration Date shall consolidate with or merge into any other person, company or entity and the Company shall not be the continuing or surviving corporation of such consolidation or merger (each, a “Triggering Event”), the Holder of this Warrant shall have the right, upon the exercise hereof at any time after  the consummation of such Triggering Event, but prior to the Expiration Date and to the extent this Warrant is not exercised prior to such Triggering Event, to receive, and shall accept, at the aggregate Exercise Price in effect at the time immediately prior to the consummation of such Triggering Event, in lieu of the shares of Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and/or property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 5. Notwithstanding anything herein to the contrary, the rights under this Warrant, including the rights set forth in this Section 5.1.4, shall terminate upon the completion by the Company of a plan for, and filing with the Company’s state of incorporation of a notice of, its dissolution, liquidation, winding up or similar action by the Company.

5.1.5

Changes in Form of Warrant.  The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number and kind of securities issuable upon the exercise of this Warrant.

5.2

Elimination of Fractional Interests.  The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

6.

Validity and Reservation.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and is the binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock for which this Warrant may from time to time be issuable. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefore, all shares of Common Stock shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder.

7.

Certain Notice Requirements.

7.1

Holder's Right to Receive Notice.  Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company with respect to this Warrant or the Warrant Shares.  If, however, at any time prior to the Expiration Date, any of the events described in Section 7.2 shall occur, then the Company shall give written notice of such event at least ten days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on a proposed dissolution, liquidation, winding up or sale of all or substantially all of its property, assets and business.  The notice shall specify the record date or the date of the closing of the transfer books, as the case may be.

7.2

Events Requiring Notice.  The Company shall be required to give the notice described in this Section 7 upon one or more of the following events:  (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend, distribution, conversion of or in respect of its Common Stock, (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore, (iii) a merger or reorganization in which the Company is not the surviving party, or (iv) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

7.3

Notice of Change in Exercise Price.  The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 5 hereof, send notice to the Holders of such event and change (“Price Notice”).  The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by a senior officer of the Company.

7.4

Transmittal of Notices.  All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt by the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows:  (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

8.

Miscellaneous.

8.1

Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

8.2

Entire Agreement.  Except to the extent indicated in this Warrant in relation to the Shareholders Agreement, this Warrant constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8.3

Binding Effect.  This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and permitted assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

8.4

Governing Law; Submission to Jurisdiction.  This Warrant shall be governed by and construed and enforced in accordance with the law of the State of Nevada, without giving effect to conflict of laws.  Except as otherwise provided in Section 8.6, the parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of Nevada or of the United States of America in a district court located in the state of Nevada, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.  The parties hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon a party may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address for notices set forth in Section 7.4 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon such party in any action, proceeding or claim. The parties agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

8.5

Waiver, Etc.  The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

8.6

Dispute Resolution.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within five (5) business days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five (5) business days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within three (3) business days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company, and reasonably acceptable to the Holder, or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent auditor. The Company shall cause at its expense the investment bank or the auditor, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) business days from the time it receives the disputed determinations or calculations. Such investment bank’s or auditor’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

8.7

Enforcement.  In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

8.8

Amendments.  No amendment or variation of this specific Warrant shall be effective unless made in writing and signed by the persons subject thereto.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first set forth above.

FOUR RIVERS BIOENERGY INC.

By:_______________________________

      Name:

      Title:

Agreed and accepted as of the

6th day of April, 2009

BlueCrest Strategic Limited

By: _____________________________

      Name:

      Title:

[Signature page to Warrant]

Form of
Notice of Exercise
(to be executed by the Holder)

To Four Rivers BioEnergy Inc.:

The undersigned hereby elects irrevocably to exercise this Warrant on ______________ (date), and to purchase thereunder _____________ full shares of Four Rivers BioEnergy Inc. common stock issuable upon exercise of the Warrant and delivery of $_________ (in specie, certified check, or wire transfer as provided for in the foregoing Warrant) and any applicable taxes payable by the undersigned pursuant to such Warrant.

The undersigned requests that certificates for such shares be issued in the name of:

_________________________________________________

(Please print name, address and social security or federal employer identification number (if applicable))

________________________________________________

________________________________________________

If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

____________________________________________

(Please print name, address and social security or federal employer identification number (if applicable))

________________________________________________

________________________________________________

Date:  _________________

Name of Holder (print): _____________________

(Signature):______________________________

(By:)___________________________________

(Title:) _________________________________

Dated: _________________________________

Note:  Signature must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant.

Form to be used to assign Warrant where permitted:

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Warrant):

FOR VALUE RECEIVED, and subject to the limitations set forth in the Warrant, the Holder, __________________________________, does hereby sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of _________________________________ ("Company") evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:____________________, 20___

Name of Warrant Holder:

(Print)________________________________

(By:)_________________________________

(Name:)_______________________________

(Title:)________________________________

Note: Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant.